UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2022

SALONA GLOBAL MEDICAL DEVICE CORP.
(Exact name of registrant as specified in its charter)

British Columbia	333-255642	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3330 Caminito Daniella
 Del Mar, California, United States 92014
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (800) 760-6826

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

The Company has posted an Investor Presentation to its website at www.salonaglobal.com/downloads\, a copy of which is being furnished herewith as Exhibit 99.1. The Company may use the Investor Presentation, in whole or in part, and possibly with modifications in connection with presentations to investors, analysts and others during October 2022.

The Investor Presentation includes financial information not prepared in accordance with generally accepted accounting principles ("Non-GAAP Financial Measures").  A reconciliation of the Non-GAAP Financial Measures to financial information prepared in accordance with generally accepted accounting principles ("GAAP") appears in the Company's SEC Filings .  The Company believes that the Non-GAAP Financial Measures provide investors additional ways to view its operations, and when considered with its GAAP results, provides a more complete understanding of the Company's business than could be obtained absent this disclosure.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information furnished in this Item 7.01 and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in the Company's SEC Filings, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of the Company's filings with the SEC.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Investor Presentation of Salona Global Medical Device Corporation dated October 6, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALONA GLOBAL MEDICAL DEVICE CORPORATION

Date: October 7, 2022	By: /s/ Luke Faulstick
Name: Luke Faulstick
Title: Chief Executive Officer